UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1 TO
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 29, 2005
(July 26, 2005)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

333-32170	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

1-6986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

2-97230	Texas-New Mexico Power Company	75-0204070
(A Texas Corporation)
4100 International Plaza,
P.O. Box 2943
Fort Worth, Texas 76113
(817) 731-0099
______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[]     Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by PNM Resources, Inc. on July 27, 2005.  The Current Report on Form 8-K is being amended to provide supplemental information related to diluted shares used to calculate earnings per share in accordance with Generally Accepted Accounting Principles and to calculate on-going earnings per share on page 2 of Exhibit 99.1.  The Current Report on Form 8-K is also being amended to reflect a correction to the presentation of revenues by customer type for the six months ended June 30, 2005 in the table "PNM Gas Revenues" by customer on page 10 of Exhibit 99.1.  In addition, the third sentence under "Unregulated Operations - PNM Electric Wholesale" on page 4 of Exhibit 99.1 is being restated to read as follows: "Total cost of energy decreased $13.3 million, from $136.4 million in 2004 to $123.1 million in 2005, as a result of lower generation due to plant outages."  These are the only changes being made, and otherwise the report and Exhibit 99.1 are restated in their entirety.  The original earnings release issued July 26, 2005 is not being reissued to reflect these changes.  In addition, Item 7.01 Regulation FD is included on page 3 of this Form 8-K/A.

Item 2.02    Results of Operations and Financial Condition

On July 26, 2005, PNM Resources, Inc. (the "Company") issued a press release announcing its unaudited results of operations for the quarter and six months ended June 30, 2005.  The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The Company's press release and other communications from time to time may include certain non-Generally Accepted Accounting Principles ("GAAP") financial measures.  A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company's financial statements.

Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income, other income and deductions, net income, earnings per share and other GAAP measures of operating performance that exclude or include the effect of litigation settlements, accounting or regulatory changes, the restructuring of selected operations, certain merger activities and other similar events.  The Company's management believes these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings capacity of the Company's operations.  Management also believes that the presentation of the non-GAAP financial measure is consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures presented in prior periods.  The non-GAAP financial measures used by the Company should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP.

Item 7.01 Regulation FD Disclosure.

The Company hereby reaffirms the earnings guidance provided in its earnings release dated July 26, 2005.

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 2.02 and Item 7.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section and not deemed incorporated by reference in any filing under the Securities Act of 1933.

 EXHIBIT INDEX

Exhibit Number Description

99.1     Press Release dated July 26, 2005 and PNM Resources, Inc. and Subsidiaries and Consolidated Statements of Earnings for the quarter and six months ended June 30, 2005 and 2004 and other financial information, as amended by Form 8-K/A dated July 29, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO
TEXAS-NEW MEXICO POWER COMPANY
(Registrants)

Date: July 29, 2005	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

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